UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


  Date of report (Date of earliest event reported)         May 18, 2005
                                                     ------------------------

                        Parametric Technology Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

                0-18059                               04-2866152
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         (Commission File Number)           (IRS Employer Identification No.)

            140 Kendrick Street
           Needham, Massachusetts                     02494-2714
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  (Address of Principal Executive Offices)            (Zip Code)

                                 (781) 370-5000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                Section 1 - Registrant's Business and Operations

Item 1.01.    Entry into a Material Definitive Agreement

     On May 18, 2005 the Company's Board of Directors took the following two actions with respect to director compensation, which are effective for the Company's 2005 fiscal year.

     First, the Board increased the annual committee chairman fee for the Chairman of the Audit Committee of the Board of Directors from $5,000 to $10,000.

     Second, the Board established committee fees for the recently created Corporate Development Committee of the Board of Directors. Each member of the committee who is a non-employee director will be paid a meeting fee of $2,000 for attendance at a committee meeting and the Chairman of the committee will be paid an annual committee chairman fee of $5,000 (unless the committee chairman is also the Chairman of the Board, in which case the fee will be waived).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Parametric Technology Corporation



Date: May 23, 2005                  By:
                                       -----------------------------------------
                                       Aaron C. von Staats
                                       Senior Vice President and
                                       General Counsel